FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Name: FBRSI 2005-2

				% of the
	#Of Loans	Balance	Avg balan	pool	Seasoning	WAC	WARM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	IO %
Aggregated pool	11,785	2,318,147,494.08	196,703.22	100.00	3	7.189	352	625	81.38	86.78	40.86	51.67	92.05	80.33	56.02	2.31	27.36
2nd lien	974	53,597,332.68	55,028.06	2.31%	3	10.165	184	660	99.76	99.76	42.67	50.12	100.00	86.99	13.18	100	0.00
IO loans only	2,197	634,303,516.31	288,713.48	27.36%	3	6.641	357	655	81.20	89.92	41.85	51.43	98.89	83.07	51.98	0	100.00

rates:
9.5-10	572	44,576,488.00	77,930.92	1.92%	3	9.796	282	606	89.26	90.41	40.38	56.02	88.42	85.71	37.33	41.59	0.00
10.01-10.5	187	12,888,656.73	68,923.30	0.56%	3	10.316	248	613	92.42	93.22	42.10	52.47	91.24	85.04	29.69	61.5	0.00
10.51-11	248	14,115,602.86	56,917.75	0.61%	3	10.856	218	617	95.44	96.41	41.20	58.97	96.73	89.37	22.27	80.64	3.04
11.01-12	150	7,296,590.28	48,643.94	0.31%	2	11.470	220	607	94.82	94.98	42.83	59.53	98.88	87.35	27.83	82.51	0.00
12.01-13	3	209,519.91	69,839.97	0.01%	3	12.226	337	524	67.99	67.99	36.45	100.00	100.00	100.00	83.17	16.83	0.00
gt 13%	1	46,768.47	46,768.47	0.00%	3	13.999	357	535	90.00	90.00	44.72	100.00	100.00	100.00	0	0	0.00

FICO—
<500	54	8,988,483.67	166,453.40	0.39%	4	9.026	356	493	67.39	67.52	42.35	91.51	100.00	93.53	80.45	0	0.00
501-525	642	108,086,992.80	168,359.80	4.66%	3	8.037	356	514	74.40	75.04	40.71	76.16	98.41	89.75	83.56	0	0.00
526-550	945	166,784,750.64	176,491.80	7.19%	3	7.809	355	538	76.97	77.86	40.51	69.37	97.20	89.52	75.64	0	0.00
551-575	1,080	200,601,698.68	185,742.31	8.65%	3	7.537	355	564	80.19	81.02	40.28	62.74	94.32	85.15	73.89	0	3.73
576-600	1,677	303,055,650.16	180,712.97	13.07%	3	7.247	353	588	80.03	84.56	40.99	68.36	94.09	84.60	62.36	1.64	21.36
601-625	2,013	409,811,758.19	203,582.59	17.68%	3	7.061	352	613	82.37	86.88	40.95	58.39	93.74	82.04	62.88	2.21	32.15
626-650	1,790	363,200,949.89	202,905.56	15.67%	3	7.028	351	638	82.62	89.07	41.40	48.91	91.57	78.59	55.05	2.91	35.40

<50,000	869	32,061,197.49	36,894.36	1.38%	2	9.502	259	624	89.55	92.90	37.58	75.01	86.23	89.84	25.82	53.35	0.00
50,000-75,000	1,073	67,222,949.29	62,649.53	2.90%	3	8.703	315	615	85.40	90.63	37.33	69.48	81.39	88.20	32.77	21.56	1.27
75,000-100,000	1,131	99,586,249.04	88,051.50	4.30%	3	8.119	330	610	83.26	88.19	38.70	67.20	88.21	85.66	43.61	13.07	2.99
400,000-500,000	627	280,149,169.14	446,808.88	12.09%	3	6.863	357	636	81.78	87.11	41.59	40.98	91.97	74.70	60.26	0	43.05
500,001-600,000	245	133,679,203.96	545,629.40	5.77%	3	6.816	356	639	81.59	86.78	41.03	47.77	95.22	77.62	57.59	0	40.99
>600,000	104	72,183,459.67	694,071.73	3.11%	3	6.860	357	623	79.30	80.33	38.37	48.86	87.93	78.90	60.48	0	28.22

LTV
80-85	1,419	303,530,596.13	213,904.58	13.09%	3	7.244	355	606	84.42	85.21	40.45	56.63	87.96	81.65	73.8	0	24.30
85.01-90	2,154	436,229,919.78	202,520.85	18.82%	3	7.495	356	621	89.65	90.38	39.94	55.28	84.04	78.82	59.48	0.06	23.43
90.01-95	712	155,237,152.17	218,029.71	6.70%	4	7.509	354	649	94.72	94.72	41.47	42.77	95.83	77.27	57.87	1.06	26.60
95.01-100	1,265	101,242,767.29	80,033.81	4.37%	3	9.058	268	657	99.91	99.92	42.15	56.71	99.80	87.14	27.53	51.04	1.83
				0.00%
Stated doc	4,601	1,043,308,105.68	226,756.81	45.01%	3	7.297	352	647	81.52	87.29	40.99	0.00	91.67	76.55	52.45	2.41	27.64
NO DOC	0	0.00	0.00	0.00%	0	0.000	0	0	0.00	0.00	0	0.00	0.00	0.00	0	0	0.00
Limited Doc	321	76,954,924.97	239,734.97	3.32%	4	7.102	351	615	80.75	84.86	37.04	0.00	86.43	84.38	63.94	2.1	25.57

2nd home	51	11,906,192.66	233,454.76	0.51%	3	7.373	357	663	82.66	83.56	40.59	38.09	0.00	81.13	27.26	0	15.79
investment property	1,055	172,314,807.76	163,331.57	7.43%	3	7.719	356	652	82.81	83.66	34.28	47.81	0.00	56.07	45.98	0	3.00
cash out loans	5,922	1,298,736,893.34	219,307.14	56.02%	3	7.118	354	609	79.60	81.04	40.83	54.08	93.65	82.39	100	0.54	25.39
condo	886	162,912,200.97	183,873.82	7.03%	3	7.175	352	643	82.95	90.46	41.53	47.95	89.08	0.00	39.21	2.97	37.75
2-4 family	981	261,320,251.83	266,381.50	11.27%	3	7.170	355	646	80.26	84.91	40.63	38.74	77.80	0.00	55.36	0.66	13.52

fixed rate	2,554	327,379,787.76	128,183.16	14.12%	3	7.535	321	639	80.85	82.51	40.41	61.95	93.01	81.12	65.15	16.37	7.79
arm	9,231	1,990,767,706.32	215,661.11	85.88%	3	7.132	357	623	81.47	87.48	40.94	49.98	91.90	80.20	54.52	0	30.58

CA	3,112	869,639,660.34	279,447.19	37.51%	3	6.818	350	632	79.52	84.52	41.94	45.65	94.79	83.29	62.7	3.29	47.66
NY	472	141,407,409.58	299,591.97	6.10%	3	7.079	354	637	80.00	85.25	41.47	40.25	92.19	52.40	58.07	0.23	10.15
MI, LA, AL	524	56,943,143.26	108,670.12	2.46%	3	7.942	352	605	85.11	90.17	38.65	68.45	88.75	92.55	51.29	1.19	7.75
GA	294	40,504,782.02	137,771.37	1.75%	3	7.785	350	618	84.16	92.00	39.90	66.16	88.63	96.36	56.54	2.28	15.54

DTI
DTI > 50	562	120,998,885.48	215,300.51	5.22%	3	7.091	356	591	78.36	80.64	52.70	82.54	94.56	79.45	71.72	0.28	13.21

Silent 2nds	3,346	664,894,410.82	198,713.21	28.68%	3	6.890	357	655	80.32	99.16	42.14	49.66	98.08	79.54	15.67	0	42.95
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

IO

Doc Stat = full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.07%	0.04%	0.00%	0.00%
>= 570 / < 590	0.20%	0.23%	0.74%	0.14%	0.00%
>= 590 / < 610	0.22%	0.39%	1.38%	0.39%	0.00%
>= 610 / < 630	0.21%	0.25%	1.94%	0.50%	0.04%
>= 630 / < 650	0.11%	0.32%	1.59%	0.42%	0.02%
>= 650 / < 670	0.03%	0.25%	1.06%	0.19%	0.01%
>= 670 / < 690	0.00%	0.05%	0.98%	0.18%	0.00%
>= 690 / < 710	0.10%	0.08%	0.59%	0.11%	0.01%
>= 710 / < 730	0.06%	0.08%	0.31%	0.04%	0.00%
>= 730	0.10%	0.01%	0.42%	0.03%	0.00%

Doc Stat = full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.01%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.03%	0.00%	0.03%	0.00%
>= 630 / < 650	0.00%	0.00%	0.01%	0.01%	0.00%
>= 650 / < 670	0.00%	0.00%	0.03%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.03%	0.00%
>= 690 / < 710	0.00%	0.00%	0.01%	0.01%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.03%	0.00%
>= 730	0.00%	0.00%	0.00%	0.01%	0.00%

Doc Stat = not full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.02%	0.00%	0.05%	0.00%	0.00%
>= 570 / < 590	0.06%	0.04%	0.17%	0.05%	0.00%
>= 590 / < 610	0.12%	0.11%	0.44%	0.13%	0.00%
>= 610 / < 630	0.22%	0.18%	0.83%	0.46%	0.00%
>= 630 / < 650	0.12%	0.28%	1.07%	0.45%	0.00%
>= 650 / < 670	0.07%	0.16%	1.42%	0.47%	0.00%
>= 670 / < 690	0.05%	0.13%	1.41%	0.23%	0.00%
>= 690 / < 710	0.05%	0.09%	1.06%	0.39%	0.00%
>= 710 / < 730	0.04%	0.07%	1.01%	0.13%	0.00%
>= 730	0.05%	0.07%	1.31%	0.17%	0.00%

Doc Stat = not full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.01%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.01%	0.02%	0.01%	0.00%
>= 650 / < 670	0.01%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.01%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.02%	0.00%	0.00%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Non IO

Doc Stat = full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.74%	1.90%	3.47%	1.29%	0.00%
>= 550 / < 570	0.50%	0.60%	1.50%	1.32%	0.06%
>= 570 / < 590	0.60%	0.81%	1.89%	1.20%	0.24%
>= 590 / < 610	0.61%	0.67%	2.24%	1.14%	0.41%
>= 610 / < 630	0.36%	0.72%	2.27%	0.77%	0.49%
>= 630 / < 650	0.32%	0.38%	1.33%	0.54%	0.38%
>= 650 / < 670	0.15%	0.16%	0.80%	0.34%	0.27%
>= 670 / < 690	0.05%	0.10%	0.48%	0.25%	0.18%
>= 690 / < 710	0.05%	0.09%	0.27%	0.12%	0.09%
>= 710 / < 730	0.05%	0.01%	0.21%	0.10%	0.05%
>= 730	0.07%	0.01%	0.21%	0.06%	0.11%

Doc Stat = full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.03%	0.06%	0.10%	0.02%	0.00%
>= 550 / < 570	0.01%	0.02%	0.10%	0.03%	0.00%
>= 570 / < 590	0.05%	0.04%	0.13%	0.10%	0.00%
>= 590 / < 610	0.05%	0.07%	0.09%	0.12%	0.00%
>= 610 / < 630	0.01%	0.10%	0.14%	0.18%	0.00%
>= 630 / < 650	0.04%	0.02%	0.14%	0.28%	0.00%
>= 650 / < 670	0.04%	0.01%	0.17%	0.27%	0.00%
>= 670 / < 690	0.00%	0.00%	0.04%	0.25%	0.01%
>= 690 / < 710	0.00%	0.01%	0.09%	0.18%	0.00%
>= 710 / < 730	0.00%	0.02%	0.07%	0.16%	0.00%
>= 730	0.00%	0.04%	0.09%	0.15%	0.00%

Doc Stat = not full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.27%	0.88%	0.94%	0.05%	0.00%
>= 550 / < 570	0.41%	0.55%	1.04%	0.24%	0.00%
>= 570 / < 590	0.47%	0.58%	1.18%	0.50%	0.00%
>= 590 / < 610	0.35%	0.42%	1.19%	1.09%	0.01%
>= 610 / < 630	0.39%	0.50%	1.51%	1.31%	0.07%
>= 630 / < 650	0.24%	0.35%	2.11%	1.24%	0.23%
>= 650 / < 670	0.15%	0.24%	2.07%	0.80%	0.43%
>= 670 / < 690	0.10%	0.24%	1.74%	0.62%	0.32%
>= 690 / < 710	0.14%	0.15%	1.19%	0.38%	0.35%
>= 710 / < 730	0.05%	0.05%	0.59%	0.12%	0.20%
>= 730	0.09%	0.12%	1.13%	0.31%	0.23%

Doc Stat = not full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.02%	0.02%	0.01%	0.00%	0.00%
>= 550 / < 570	0.02%	0.01%	0.14%	0.02%	0.00%
>= 570 / < 590	0.05%	0.00%	0.13%	0.00%	0.00%
>= 590 / < 610	0.07%	0.06%	0.18%	0.03%	0.00%
>= 610 / < 630	0.06%	0.05%	0.30%	0.12%	0.00%
>= 630 / < 650	0.05%	0.12%	0.25%	0.08%	0.00%
>= 650 / < 670	0.05%	0.05%	0.27%	0.22%	0.00%
>= 670 / < 690	0.00%	0.09%	0.24%	0.14%	0.00%
>= 690 / < 710	0.04%	0.07%	0.15%	0.19%	0.00%
>= 710 / < 730	0.01%	0.04%	0.08%	0.16%	0.00%
>= 730	0.03%	0.01%	0.22%	0.19%	0.00%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.